CONSENT OF BROAD OAK ASSOCIATES

We consent to the inclusion in the Prospectus Supplement of Energy Fuels Inc. (the “Company”) dated March 9, 2016 (the “Supplement”) of technical disclosure regarding the “NI 43-101 Technical Review and Evaluation of the Exploration Potential of the Roca Honda Project, New Mexico, USA” dated February 15, 2016.

We also consent to the filing of this consent under cover of Form 8-K with the United States Securities and Exchange Commission (the “SEC”) and of the incorporation by reference of this consent into the Company’s Registration Statement on Form F-10 (No. 333-194916), as amended, filed with the SEC.

BROAD OAK ASSOCIATES

/s/ G. S. Carter
Name: President
Title: G.S. Carter

Date: March 9, 2016